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                                                      FORM 8-K

                                                   CURRENT REPORT


                                         SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C. 20549


                       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report (Date of earliest event reported) August 31, 2001


            Commission                     Registrant; State of Incorporation;                  IRS Employer
           File Number                        Address; and Telephone Number                  Identification No.

              1-9513                             CMS ENERGY CORPORATION                          38-2726431
                                                (A Michigan Corporation)
                                            Fairlane Plaza South, Suite 1100
                                                  330 Town Center Drive
                                                Dearborn, Michigan 48126
                                                     (313) 436-9261


              1-5611                            CONSUMERS ENERGY COMPANY                         38-0442310
                                                (A Michigan Corporation)
                                                212 West Michigan Avenue
                                                    Jackson, Michigan
                                                     (517) 788-1030


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ITEM 5. OTHER EVENTS



On June 20,  2001,  the reactor at  Palisades,  a nuclear  plant owned by  Consumers  Energy  Company and operated by
Nuclear  Management  Company,  was shut  down so  technicians  could  inspect  a steam  leak on a  control  rod drive assembly.  There was no risk to the public or workers.  Consumers  recently  completed  an expanded  inspection  that included all similar  control rod drive  assemblies  and has elected to completely  replace the defective  components now, instead of partial repair now followed  eventually by complete  replacement  during a future outage. The Company has adopted this approach  because it provides more certainty of schedule for return to service,  greater  regulatory acceptability,  and avoids future plant outage time and associated  replacement power costs.  Installation of the new components  is expected to be completed  in December  2001,  with the plant  expected to return to service in January
2002.  Consumers  cannot make any  assurances  as to the date on which the new  components  will be  installed or the plant will return to service.  Consumers estimates capital  expenditures for the components and their installation to be approximately $25 to $30 million.

From the start of the June 20 outage  through  the end of 2001,  the  impact on net income of  replacement  power and maintenance costs associated with the outage is now estimated to be approximately  $65 million,  or $.50 per share of
CMS Energy Common Stock. An additional  month of incremental  replacement  power and  maintenance  costs would impact net income by approximately an additional $8 to $10 million,  or $.06 to $.07 per share.  However,  replacement power and maintenance costs in early 2002, if any, would be offset by the postponement of a previously  scheduled refueling outage in 2002, which is now not needed until 2003.  Consumers  expects to have sufficient power at all times to meet its load requirements from its other plants or purchase arrangements.

This 8-K contains  "forward-looking  statements" that are subject to risks and uncertainties.  They should be read in conjunction with the  "Forward-Looking  Statement Cautionary Factors" in CMS Energy Corporation's and Consumers' Form
10-K, Item 1 (incorporated by reference  herein) that discusses  important  factors that could cause CMS Energy's and
Consumers' results to differ materially from those anticipated in such statements.


                                                     SIGNATURES

Pursuant to the requirements of the Securities  Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                             CMS ENERGY CORPORATION


Dated:   August 31, 2001                                     By:   /s/Alan M. Wright
                                                                   Alan M. Wright
                                                                   Executive Vice President, Chief Financial
                                                                   Officer and Chief Administrative Officer



                                                             CONSUMERS ENERGY COMPANY

                                                             By:   /s/Alan M. Wright
Dated:   August 31, 2001                                           Alan M. Wright
                                                                   Executive Vice President, Chief Financial
                                                                   Officer and Chief Administrative Officer






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